EXHIBIT 99.2

Non-GAAP Reconciliations,
Financial Highlights, and Operating Statistics

(UNAUDITED)

Final

December 31, 2017

Williams Partners L.P.
Reconciliation of Non-GAAP Measures
(UNAUDITED)
	2016					2017
(Dollars in millions, except coverage ratios)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Williams Partners L.P.
Reconciliation of "Net Income (Loss)" to "Modified EBITDA", Non-GAAP "Adjusted EBITDA" and "Distributable cash flow"

Net income (loss)	$79	$(77)	$351	$166	$519	$660	$348	$284	$(317)	$975
Provision (benefit) for income taxes	1	(80)	(6)	5	(80)	3	1	(1)	3	6
Interest expense	229	231	229	227	916	214	205	202	201	822
Equity (earnings) losses	(97)	(101)	(104)	(95)	(397)	(107)	(125)	(115)	(87)	(434)
Impairment of equity-method investments	112	—	—	318	430	—	—	—	—	—
Other investing (income) loss - net	—	(1)	(28)	—	(29)	(271)	(2)	(4)	(4)	(281)
Proportional Modified EBITDA of equity-method investments	189	191	194	180	754	194	215	202	184	795
Depreciation and amortization expenses	435	432	426	427	1,720	433	423	424	420	1,700
Accretion expense associated with asset retirement obligations for nonregulated operations	7	9	8	7	31	6	11	8	8	33
Modified EBITDA	955	604	1,070	1,235	3,864	1,132	1,076	1,000	408	3,616
Adjustments
Estimated minimum volume commitments	60	64	70	(194)	—	15	15	18	(48)	—
Severance and related costs	25	—	—	12	37	9	4	5	4	22
Potential rate refunds associated with rate case litigation	15	—	—	—	15	—	—	—	—	—
Settlement charge from pension early payout program	—	—	—	—	—	—	—	—	35	35
Regulatory charges resulting from Tax Reform	—	—	—	—	—	—	—	—	713	713
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	—	—	—	—	—	11	11
ACMP Merger and transition costs	5	—	—	—	5	—	4	3	4	11
Constitution Pipeline project development costs	—	8	11	9	28	2	6	4	4	16
Share of impairment at equity-method investment	—	—	6	19	25	—	—	1	—	1
Geismar Incident adjustment	—	—	—	(7)	(7)	(9)	2	8	(1)	—
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Impairment of certain assets	—	389	—	22	411	—	—	1,142	9	1,151
Ad valorem obligation timing adjustment	—	—	—	—	—	—	—	7	—	7
Organizational realignment-related costs	—	—	—	24	24	4	6	6	2	18
Loss related to Canada disposition	—	—	32	2	34	(3)	(1)	4	4	4
Gain on asset retirement	—	—	—	(11)	(11)	—	—	(5)	5	—
Gains from contract settlements and terminations	—	—	—	—	—	(13)	(2)	—	—	(15)
Accrual for loss contingency	—	—	—	—	—	9	—	—	—	9
Gain on early retirement of debt	—	—	—	—	—	(30)	—	3	—	(27)
Gain on sale of RGP Splitter	—	—	—	—	—	—	(12)	—	—	(12)
Expenses associated with Financial Repositioning	—	—	—	—	—	—	2	—	—	2
Expenses associated with strategic asset monetizations	—	—	—	2	2	1	4	—	—	5
Total EBITDA adjustments	105	461	119	(122)	563	(15)	28	101	742	856
Adjusted EBITDA	1,060	1,065	1,189	1,113	4,427	1,117	1,104	1,101	1,150	4,472

Maintenance capital expenditures (1)	(58)	(75)	(121)	(147)	(401)	(53)	(100)	(136)	(154)	(443)
Interest expense (cash portion) (2)	(241)	(245)	(244)	(239)	(969)	(224)	(216)	(207)	(208)	(855)
Cash taxes	—	—	—	(3)	(3)	(5)	(1)	(4)	(2)	(12)
Income attributable to noncontrolling interests (3)	(29)	(13)	(31)	(27)	(100)	(27)	(32)	(27)	(27)	(113)
WPZ restricted stock unit non-cash compensation	7	5	2	2	16	2	1	1	1	5
Amortization of deferred revenue associated with certain 2016 contract restructurings	—	—	—	—	—	(58)	(58)	(59)	(58)	(233)
Distributable cash flow attributable to Partnership Operations (4)	739	737	795	699	2,970	752	698	669	702	2,821

Total cash distributed (5)	$725	$725	$734	$762	$2,946	$567	$574	$574	$574	$2,289

Coverage ratios:
Distributable cash flow attributable to partnership operations divided by Total cash distributed	1.02	1.02	1.08	0.92	1.01	1.33	1.22	1.17	1.22	1.23
Net income (loss) divided by Total cash distributed	0.11	(0.11)	0.48	0.22	0.18	1.16	0.61	0.49	(0.55)	0.43

(1) Includes proportionate share of maintenance capital expenditures of equity investments.
(2) Includes proportionate share of interest expense of equity investments.
(3) Excludes allocable share of certain EBITDA adjustments.
(4) The fourth quarter of 2016 includes income of $183 million associated with proceeds from the contract restructuring in the Barnett Shale and Mid-Continent region as the cash was received during 2016.

(5) In order to exclude the impact of the IDR waiver associated with the WPZ merger termination fee from the determination of coverage ratios, cash distributions have been increased by $10 million in the first quarter of 2016. Cash distributions for the third quarter of 2016 have been increased to exclude the impact of the $150 million IDR waiver associated with the sale of our Canadian operations. Cash distributions for the fourth quarter of 2016 and the first quarter of 2017 have been decreased by $50 million and $6 million, respectively, to reflect the amount paid by WMB to WPZ pursuant to the January 2017 Common Unit Purchase Agreement.

Williams Partners L.P.
Reconciliation of “Modified EBITDA” to Non-GAAP “Adjusted EBITDA”
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Modified EBITDA:
Northeast G&P	$220	$222	$214	$197	$853	$226	$247	$115	$231	$819
Atlantic-Gulf	382	360	423	456	1,621	450	454	430	(96)	1,238
West	327	312	363	542	1,544	385	356	(615)	286	412
NGL & Petchem Services	26	(290)	70	49	(145)	51	30	1,084	(4)	1,161
Other	—	—	—	(9)	(9)	20	(11)	(14)	(9)	(14)
Total Modified EBITDA	$955	$604	$1,070	$1,235	$3,864	$1,132	$1,076	$1,000	$408	$3,616

Adjustments:
Northeast G&P
Severance and related costs	$3	$—	$—	$—	$3	$—	$—	$—	—	$—
Share of impairment at equity-method investments	—	—	6	19	25	—	—	1	—	1
ACMP Merger and transition costs	2	—	—	—	2	—	—	—	—	—
Impairment of certain assets	—	—	—	—	—	—	—	121	—	121
Ad valorem obligation timing adjustment	—	—	—	—	—	—	—	7	—	7
Settlement charge from pension early payout program	—	—	—	—	—	—	—	—	7	7
Organizational realignment-related costs	—	—	—	3	3	1	1	2	—	4
Total Northeast G&P adjustments	5	—	6	22	33	1	1	131	7	140
Atlantic-Gulf
Potential rate refunds associated with rate case litigation	15	—	—	—	15	—	—	—	—	—
Severance and related costs	8	—	—	—	8	—	—	—	—	—
Constitution Pipeline project development costs	—	8	11	9	28	2	6	4	4	16
Settlement charge from pension early payout program	—	—	—	—	—	—	—	—	15	15
Regulatory charges resulting from Tax Reform	—	—	—	—	—				493	493
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	—	—	—	—	—	11	11
Organizational realignment-related costs	—	—	—	—	—	1	2	2	1	6
Gain on asset retirement	—	—	—	(11)	(11)	—	—	(5)	5	—
Total Atlantic-Gulf adjustments	23	8	11	(2)	40	3	8	1	529	541
West
Estimated minimum volume commitments	60	64	70	(194)	—	15	15	18	(48)	—
Severance and related costs	10	—	—	3	13	—	—	—	—	—
ACMP Merger and transition costs	3	—	—	—	3	—	—	—	—	—
Impairment of certain assets	—	48	—	22	70	—	—	1,021	9	1,030
Settlement charge from pension early payout program	—	—	—	—	—	—	—	—	13	13
Regulatory charge associated with Tax Reform	—	—	—	—	—	—	—	—	220	220
Organizational realignment-related costs	—	—	—	21	21	2	3	2	1	8
Gains from contract settlements and terminations	—	—	—	—	—	(13)	(2)	—	—	(15)
Total West adjustments	73	112	70	(148)	107	4	16	1,041	195	1,256
NGL & Petchem Services
Impairment of certain assets	—	341	—	—	341	—	—	—	—	—
Loss related to Canada disposition	—	—	32	2	34	(3)	(1)	4	4	4
Severance and related costs	4	—	—	—	4	—	—	—	—	—
Expenses associated with strategic asset monetizations	—	—	—	2	2	1	4	—	—	5
Geismar Incident adjustments	—	—	—	(7)	(7)	(9)	2	8	(1)	—
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Gain on sale of RGP Splitter	—	—	—	—	—	—	(12)		—	(12)
Accrual for loss contingency	—	—	—	—	—	9	—	—	—	9
Total NGL & Petchem Services adjustments	4	341	32	(3)	374	(2)	(7)	(1,083)	3	(1,089)
Other
Severance and related costs	—	—	—	9	9	9	4	5	4	22
ACMP Merger and transition costs	—	—	—	—	—	—	4	3	4	11
Expenses associated with Financial Repositioning	—	—	—	—	—	—	2	—	—	2
Gain on early retirement of debt	—	—	—	—	—	(30)	—	3	—	(27)
Total Other adjustments	—	—	—	9	9	(21)	10	11	8	8

Total Adjustments	$105	$461	$119	$(122)	$563	$(15)	$28	$101	$742	$856

Adjusted EBITDA:
Northeast G&P	$225	$222	$220	$219	$886	$227	$248	$246	$238	$959
Atlantic-Gulf	405	368	434	454	1,661	453	462	431	433	1,779
West	400	424	433	394	1,651	389	372	426	481	1,668
NGL & Petchem Services	30	51	102	46	229	49	23	1	(1)	72
Other	—	—	—	—	—	(1)	(1)	(3)	(1)	(6)
Total Adjusted EBITDA	$1,060	$1,065	$1,189	$1,113	$4,427	$1,117	$1,104	$1,101	$1,150	$4,472

Williams Partners L.P.
Consolidated Statement of Income (Loss)
(UNAUDITED)
	2016					2017
(Dollars in millions, except per-unit amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues	$1,226	$1,210	$1,252	$1,485	$5,173	$1,256	$1,277	$1,304	$1,455	$5,292
Product sales	428	530	655	705	2,318	727	642	581	768	2,718
Total revenues	1,654	1,740	1,907	2,190	7,491	1,983	1,919	1,885	2,223	8,010
Costs and expenses:
Product costs	317	403	463	545	1,728	579	537	504	680	2,300
Operating and maintenance expenses	382	386	385	395	1,548	361	384	396	421	1,562
Depreciation and amortization expenses	435	432	426	427	1,720	433	423	424	420	1,700
Selling, general, and administrative expenses	181	139	147	163	630	156	154	140	160	610
Impairment of certain assets	6	396	1	54	457	1	2	1,142	11	1,156
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Regulatory charges resulting from Tax Reform	—	—	—	—	—	—	—	—	674	674
Other (income) expense - net	24	24	59	4	111	3	7	22	38	70
Total costs and expenses	1,345	1,780	1,481	1,588	6,194	1,533	1,507	1,533	2,404	6,977
Operating income (loss)	309	(40)	426	602	1,297	450	412	352	(181)	1,033
Equity earnings (losses)	97	101	104	95	397	107	125	115	87	434
Impairment of equity-method investments	(112)	—	—	(318)	(430)	—	—	—	—	—
Other investing income (loss) - net	—	1	28	—	29	271	2	4	4	281
Interest incurred	(240)	(239)	(236)	(234)	(949)	(221)	(214)	(210)	(210)	(855)
Interest capitalized	11	8	7	7	33	7	9	8	9	33
Other income (expense) - net	15	12	16	19	62	49	15	14	(23)	55
Income (loss) before income taxes	80	(157)	345	171	439	663	349	283	(314)	981
Provision (benefit) for income taxes	1	(80)	(6)	5	(80)	3	1	(1)	3	6
Net income (loss)	79	(77)	351	166	519	660	348	284	(317)	975
Less: Net income attributable to noncontrolling interests	29	13	25	21	88	26	28	25	25	104
Net income (loss) attributable to controlling interests	$50	$(90)	$326	$145	$431	$634	$320	$259	$(342)	$871

Allocation of net income (loss) for calculation of earnings per common unit:
Net income (loss) attributable to controlling interests	$50	$(90)	$326	$145	$431	$634	$320	$259	$(342)	$871
Allocation of net income (loss) to general partner (1)	202	207	72	—	517	—	—	—	—	—
Allocation of net income (loss) to Class B units (1)	(4)	(8)	7	2	12	11	6	4	(6)	15
Allocation of net income (loss) to common units (1)	$(148)	$(289)	$247	$143	$(98)	$623	$314	$255	$(336)	$856

Diluted earnings (loss) per common unit:
Net income (loss) per common unit (1)	$(0.25)	$(0.49)	$0.42	$0.24	$(0.17)	$0.68	$0.33	$0.27	$(0.35)	$0.90
Weighted average number of common units outstanding (thousands)	588,562	588,607	591,567	601,738	592,519	920,250	955,986	956,365	956,558	947,485

Cash distributions per common unit	$0.85	$0.85	$0.85	$0.85	$3.40	$0.60	$0.60	$0.60	$0.60	$2.40

(1) The sum for the quarters may not equal the total for the year due to timing of unit issuances.

Williams Partners L.P.
Northeast G&P
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues:
Nonregulated gathering and processing fee-based revenue	$186	$182	$179	$184	$731	$182	$183	$182	$191	$738
Other fee revenues	37	40	39	42	158	40	38	36	38	152
Product sales:
NGL sales from gas processing	4	3	3	4	14	4	4	2	4	14
Marketing sales	19	31	40	58	148	64	48	59	106	277
	246	256	261	288	1,051	290	273	279	339	1,181
Intrasegment eliminations	(4)	(6)	(4)	(5)	(19)	(5)	(4)	(4)	(5)	(18)
Total revenues	242	250	257	283	1,032	285	269	275	334	1,163

Segment costs and expenses:
NGL cost of goods sold	1	2	1	2	6	4	1	2	1	8
Marketing cost of goods sold	20	32	41	60	153	65	48	59	106	278
Other segment costs and expenses (1)	99	91	95	98	383	91	93	102	118	404
Impairment of certain assets	4	4	—	5	13	1	1	121	1	124
Intrasegment eliminations	(4)	(6)	(4)	(5)	(19)	(5)	(4)	(4)	(5)	(18)
Total segment costs and expenses	120	123	133	160	536	156	139	280	221	796

Proportional Modified EBITDA of equity-method investments	98	95	90	74	357	97	117	120	118	452
Modified EBITDA	220	222	214	197	853	226	247	115	231	819
Adjustments	5	—	6	22	33	1	1	131	7	140
Adjusted EBITDA	$225	$222	$220	$219	$886	$227	$248	$246	$238	$959

Statistics for Operated Assets

Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (2)	3.34	3.15	3.16	3.19	3.21	3.32	3.28	3.28	3.37	3.31
Gathering volumes (Bcf per day) - Non-consolidated (3)	3.21	3.16	3.08	3.20	3.16	3.55	3.58	3.48	3.61	3.55
Plant inlet natural gas volumes (Bcf per day) (2)	0.31	0.31	0.34	0.37	0.33	0.39	0.40	0.45	0.50	0.43

Ethane equity sales (Mbbls/d)	6	4	3	3	4	2	2	2	1	2
Non-ethane equity sales (Mbbls/d)	1	1	1	1	1	1	1	1	1	1
NGL equity sales (Mbbls/d)	7	5	4	4	5	3	3	3	2	3

Ethane production (Mbbls/d)	14	18	22	20	18	17	22	17	22	20
Non-ethane production (Mbbls/d)	11	12	16	15	14	15	17	19	22	18
NGL production (Mbbls/d)	25	30	38	35	32	32	39	36	44	38

(1) Includes operating expenses, general and administrative expenses, and other income or expenses.
(2) Includes gathering volumes associated with Susquehanna Supply Hub, Ohio Valley Midstream, and Utica Supply Hub, all of which are consolidated.
(3) Includes 100% of the volumes associated with operated equity-method investments, including the Laurel Mountain Midstream partnership; and the Bradford Supply Hub and a portion of the Marcellus South Supply Hub within the Appalachia Midstream Services partnership. Volumes handled by Blue Racer Midstream (gathering and processing) and UEOM (processing only), which we do not operate, are not included.

Williams Partners L.P.
Atlantic-Gulf
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues:
Nonregulated gathering & processing fee-based revenue	$92	$76	$131	$137	$436	$127	$136	$133	$132	$528
Regulated transportation revenue	349	331	339	348	1,367	354	358	381	408	1,501
Other fee revenues	24	41	41	42	148	54	42	38	39	173
Product sales:
NGL sales from gas processing	8	11	24	32	75	27	16	13	14	70
Marketing sales	45	75	78	84	282	90	75	66	81	312
Other sales	—	—	4	3	7	1	—	1	—	2
Tracked revenues	38	39	51	39	167	36	52	47	44	179
	556	573	668	685	2,482	689	679	679	718	2,765
Intrasegment eliminations	(9)	(10)	(9)	(6)	(34)	(19)	(7)	(9)	(7)	(42)
Total revenues	547	563	659	679	2,448	670	672	670	711	2,723
Segment costs and expenses:
NGL cost of goods sold	3	4	15	15	37	13	7	6	3	29
Marketing cost of goods sold	45	74	78	83	280	88	75	65	80	308
Other cost of goods sold	—	—	2	1	3	—	—	—	—	—
Impairment of certain assets	1	1	—	—	2	—	—	—	—	—
Other segment costs and expenses (1)	153	163	174	169	659	174	171	195	242	782
Regulatory charges resulting from Tax Reform	—	—	—	—	—	—	—	—	493	493
Tracked costs	38	39	51	39	167	36	52	47	44	179
Intrasegment eliminations	(9)	(10)	(9)	(6)	(34)	(19)	(7)	(9)	(7)	(42)
Total segment costs and expenses	231	271	311	301	1,114	292	298	304	855	1,749
Proportional Modified EBITDA of equity-method investments	66	68	75	78	287	72	80	64	48	264
Modified EBITDA	382	360	423	456	1,621	450	454	430	(96)	1,238
Adjustments	23	8	11	—	42	3	8	1	529	541
Adjusted EBITDA	$405	$368	$434	$456	$1,663	$453	$462	$431	$433	$1,779

Statistics for Operated Assets
Gathering, Processing and Crude Oil Transportation
Gathering volumes (Bcf per day) - Consolidated (2)	0.30	0.30	0.52	0.53	0.41	0.32	0.29	0.31	0.30	0.31
Gathering volumes (Bcf per day) - Non-consolidated (3)	0.53	0.54	0.60	0.60	0.56	0.55	0.54	0.39	0.28	0.44
Plant inlet natural gas volumes (Bcf per day) - Consolidated (2)	0.64	0.60	0.84	0.78	0.72	0.56	0.57	0.52	0.54	0.55
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (3)	0.56	0.54	0.60	0.60	0.57	0.54	0.53	0.39	0.27	0.43
Crude transportation volumes (Mbbls/d)	98	99	126	128	113	131	135	137	136	134
Consolidated (2)
Ethane margin ($/gallon)	$.03	$.05	$(.03)	$(.01)	$—	$.02	$.03	$.04	$.09	$.04
Non-ethane margin ($/gallon)	$.30	$.38	$.26	$.35	$.31	$.42	$.36	$.53	$.72	$.47
NGL margin ($/gallon)	$.21	$.18	$.16	$.20	$.19	$.26	$.23	$.26	$.46	$.28
Ethane equity sales (Mbbls/d)	2	6	6	8	5	6	4	4	2	4
Non-ethane equity sales (Mbbls/d)	4	4	11	12	8	9	6	3	3	5
NGL equity sales (Mbbls/d)	6	10	17	20	13	15	10	7	5	9
Ethane production (Mbbls/d)	13	17	16	19	16	14	14	13	14	14
Non-ethane production (Mbbls/d)	20	20	31	30	25	20	19	18	19	19
NGL production (Mbbls/d)	33	37	47	49	41	34	33	31	33	33
Non-consolidated (3)
NGL equity sales (Mbbls/d)	5	5	5	5	5	5	4	5	4	5
NGL production (Mbbls/d)	17	19	21	21	20	21	22	22	19	21
Transcontinental Gas Pipe Line
Throughput (Tbtu)	927.2	815.9	878.1	881.5	3,502.7	939.1	887.6	938.5	1,017.5	3,782.7
Avg. daily transportation volumes (Tbtu)	10.2	9.0	9.5	9.6	9.6	10.4	9.8	10.2	11.1	10.4
Avg. daily firm reserved capacity (Tbtu)	12.0	11.5	11.6	11.9	11.7	12.8	13.2	14.1	14.9	13.8

(1) Includes operating expenses, general and administrative expenses, and other income or expenses.
(2) Excludes volumes associated with equity-method investments that are not consolidated in our results.
(3) Includes 100% of the volumes associated with operated equity-method investments.

Williams Partners L.P.
West
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues:
Nonregulated gathering & processing fee-based revenue	$376	$379	$374	$593	$1,722	$364	$382	$398	$500	$1,644
Regulated transportation revenue	118	111	114	117	460	117	112	113	118	460
Other fee revenues	42	44	43	44	173	43	38	39	44	164
Product sales:
NGL sales from gas processing	38	54	53	58	203	64	61	68	82	275
Olefin sales	—	—	—	—	—	1	—	—	—	1
Marketing sales	269	342	396	504	1,511	506	490	561	708	2,265
Other sales	6	4	5	4	19	6	8	12	23	49
Tracked revenues	—	1	—	—	1	—	1	—	1	2
	849	935	985	1,320	4,089	1,101	1,092	1,191	1,476	4,860
Intrasegment eliminations	(76)	(101)	(95)	(109)	(381)	(127)	(130)	(162)	(182)	(601)
Total revenues	773	834	890	1,211	3,708	974	962	1,029	1,294	4,259
Segment costs and expenses:
NGL cost of goods sold	18	22	26	25	91	27	31	31	32	121
Marketing cost of goods sold	271	345	396	494	1,506	505	498	550	701	2,254
Other cost of goods sold	5	3	5	3	16	5	4	12	20	41
Other segment costs and expenses (1)	252	231	223	235	941	204	220	209	224	857
Impairment of certain assets	1	49	1	49	100	—	1	1,021	10	1,032
Regulatory charge resulting from Tax Reform	—	—	—	—	—	—	—	—	220	220
Tracked costs	—	1	—	—	1	—	—	1	1	2
Intrasegment eliminations	(76)	(101)	(95)	(109)	(381)	(127)	(130)	(162)	(182)	(601)
Total segment costs and expenses	471	550	556	697	2,274	614	624	1,662	1,026	3,926
Proportional Modified EBITDA of equity-method investments	25	28	29	28	110	25	18	18	18	79
Modified EBITDA	327	312	363	542	1,544	385	356	(615)	286	412
Adjustments	73	112	70	(148)	107	4	16	1,041	195	1,256
Adjusted EBITDA	$400	$424	$433	$394	$1,651	$389	$372	$426	$481	$1,668

Statistics for Operated Assets
Gathering and Processing
Gathering volumes (Bcf per day)	4.60	4.68	4.72	4.50	4.62	4.23	4.40	4.62	4.86	4.53
Plant inlet natural gas volumes (Bcf per day)	2.51	2.51	2.48	2.32	2.45	1.99	2.00	2.11	2.17	2.07

Ethane equity sales (Mbbls/d)	4	15	6	4	7	3	11	11	12	9
Non-ethane equity sales (Mbbls/d)	20	22	23	21	21	20	20	20	21	20
NGL equity sales (Mbbls/d)	24	37	29	25	28	23	31	31	33	29
Ethane margin ($/gallon)	$.03	$.00	$.00	$.00	$.01	$.04	$.00	$.02	$.02	$.02
Non-ethane margin ($/gallon)	$.26	$.39	$.31	$.41	$.34	$.49	$.40	$.45	$.61	$.49
NGL margin ($/gallon)	$.22	$.23	$.24	$.34	$.26	$.43	$.26	$.30	$.39	$.34
Ethane production (Mbbls/d)	12	25	10	9	14	8	18	19	26	18
Non-ethane production (Mbbls/d)	64	66	65	62	64	55	57	62	63	59
NGL production (Mbbls/d)	76	91	75	71	78	63	75	81	89	77
Northwest Pipeline LLC
Throughput (Tbtu)	205.6	168.0	161.9	191.6	727.1	219.0	165.4	156.4	209.1	749.9
Avg. daily transportation volumes (Tbtu)	2.3	1.8	1.8	2.1	2.0	2.4	1.8	1.7	2.3	2.1
Avg. daily firm reserved capacity (Tbtu)	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0
Overland Pass Pipeline Company LLC (equity investment) - 100%
NGL Transportation volumes (Mbbls)	16,814	18,410	18,535	18,078	71,837	18,338	20,558	21,015	21,425	81,336
(1) Includes operating expenses, general and administrative expenses, and other income or expenses.

Williams Partners L.P.
NGL & Petchem Services
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenue:
Nonregulated gathering & processing fee-based revenue	$1	$4	$—	$—	$5	$—	$—	$—	$—	$—
Other fee-based revenues	7	19	14	3	43	3	4	—	—	7
Product sales:
NGL sales from gas processing	17	3	16	—	36	—	—	—	—	—
Olefin sales	136	151	202	160	649	160	145	6	—	311
Marketing sales	28	27	45	39	139	56	38	3	—	97
Other sales	—	—	2	—	2	—	—	—	—	—
	189	204	279	202	874	219	187	9	—	415
Intrasegment eliminations	(13)	(8)	(21)	(5)	(47)	(17)	(26)	—	—	(43)
Total revenues	176	196	258	197	827	202	161	9	—	372

Segment costs and expenses:
NGL cost of goods sold	12	2	10	—	24	—	—	—	—	—
Olefins cost of goods sold	65	77	84	86	312	89	93	4	—	186
Marketing cost of goods sold	28	29	41	40	138	52	40	3	—	95
Other cost of goods sold	1	—	2	—	3	—	—	—	—	—
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Impairment of certain assets	—	341	—	1	342	—	—	—	—	—
Other segment costs and expenses (1)	57	45	72	26	200	27	24	13	4	68
Intrasegment eliminations	(13)	(8)	(21)	(5)	(47)	(17)	(26)	—	—	(43)
Total segment costs and expenses	150	486	188	148	972	151	131	(1,075)	4	(789)

Modified EBITDA	26	(290)	70	49	(145)	51	30	1,084	(4)	1,161
Adjustments	4	341	32	(3)	374	(2)	(7)	(1,083)	3	(1,089)
Adjusted EBITDA	$30	$51	$102	$46	$229	$49	$23	$1	$(1)	$72

Statistics for Operated Assets

Ethane equity sales (Mbbls/d)	10	1	8	—	7	—	—	—	—	—
Non-ethane equity sales (Mbbls/d)	10	1	6	—	6	—	—	—	—	—
NGL equity sales (Mbbls/d)	20	2	14	—	13	—	—	—	—	—

Ethane production (Mbbls/d)	10	1	8	—	—	—	—	—	—	—
Non-ethane production (Mbbls/d)	8	2	8	—	—	—	—	—	—	—
NGL production (Mbbls/d)	18	3	16	—	—	—	—	—	—	—

Petrochemical Services
Geismar ethylene sales volumes (million lbs)	423	391	419	405	1,638	266	300	—	—	566
Geismar ethylene margin ($/lb) (2)	$.13	$.15	$.21	$.15	$.16	$.19	$.13	$—	$—	$.16
Canadian propylene sales volumes (millions lbs)	33	8	46	—	87	—	—	—	—	—
Canadian alky feedstock sales volumes (million gallons)	7	2	6	—	15	—	—	—	—	—

(1) Includes operating expenses, general and administrative expenses, and other income or expenses.
(2) Ethylene margin and ethylene margin per pound are calculated using financial results determined in accordance with GAAP, which include realized ethylene sales prices and ethylene COGS. Realized sales and COGS per unit metrics may vary from publicly quoted market indices or spot prices due to various factors, including, but not limited to, basis differentials, transportation costs, contract provisions, and inventory accounting methods.

Williams Partners L.P.
Capital Expenditures and Investments
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Capital expenditures:
Northeast G&P	$67	$55	$46	$56	$224	$58	$81	$173	$101	$413
Atlantic-Gulf	300	410	380	345	1,435	388	398	371	508	1,665
West	62	33	63	70	228	57	58	94	76	285
NGL & Petchem Services	34	18	4	1	57	6	1	(1)	—	6
Other	—	2	(2)	—	—	—	2	1	2	5
Total (1)	$463	$518	$491	$472	$1,944	$509	$540	$638	$687	$2,374

Purchases of investments:
Northeast G&P	$24	$40	$(16)	$24	$72	$20	$26	$24	$29	$99
Atlantic-Gulf	—	—	—	—	—	—	1	—	—	1
West	39	19	26	21	105	32	—	—	—	32
Total	$63	$59	$10	$45	$177	$52	$27	$24	$29	$132

Summary:
Northeast G&P	$91	$95	$30	$80	$296	$78	$107	$197	$130	$512
Atlantic-Gulf	300	410	380	345	1,435	388	399	371	508	1,666
West	101	52	89	91	333	89	58	94	76	317
NGL & Petchem Services	34	18	4	1	57	6	1	(1)	—	6
Other	—	2	(2)	—	—	—	2	1	2	5
Total	$526	$577	$501	$517	$2,121	$561	$567	$662	$716	$2,506

Capital expenditures incurred and purchases of investments:
Increases to property, plant, and equipment	$498	$485	$446	$442	$1,871	$569	$586	$660	$824	$2,639
Purchases of investments	63	59	10	45	177	52	27	24	29	132
Total	$561	$544	$456	$487	$2,048	$621	$613	$684	$853	$2,771

(1) Increases to property, plant, and equipment	$498	$485	$446	$442	$1,871	$569	$586	$660	$824	$2,639
Changes in related accounts payable and accrued liabilities	(35)	33	45	30	73	(60)	(46)	(22)	(137)	(265)
Capital expenditures	$463	$518	$491	$472	$1,944	$509	$540	$638	$687	$2,374

Selected Financial Information
(UNAUDITED)
	2016				2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Cash and cash equivalents	$125	$101	$68	$145	$625	$1,908	$1,165	$881

Capital structure:
Debt:
Commercial paper	$135	$196	$2	$93	$—	$—	$—	$—
Current	$976	$786	$785	$785	$—	$1,951	$502	$501
Noncurrent	$18,504	$19,116	$18,918	$17,685	$17,065	$16,614	$16,000	$15,996

WPZ Reconciliation of "Net Income (Loss)" to "Modified EBITDA",
Non-GAAP "Adjusted EBITDA" and "Distributable Cash Flow"
	2018 Guidance Range
(Dollars in billions, except coverage ratios)	Low		Mid		High

Net income (loss)	$1.500		$1.600		$1.700
Provision (benefit) for income taxes			—
Interest expense			0.825
Equity (earnings) losses			(0.325)
Proportional Modified EBITDA of equity-method investments			0.700
Depreciation and amortization expenses and accretion for asset retirement obligations associated with nonregulated operations			1.750
Modified EBITDA	4.450		4.550		4.650

Total EBITDA adjustments			—
Adjusted EBITDA	4.450		4.550		4.650

Maintenance capital expenditures (1)	(0.550)		(0.500)		(0.450)
Interest expense (cash portion) (2)			(0.875)
Income attributable to noncontrolling interests, cash taxes and other			(0.125)

Distributable cash flow attributable to Partnership Operations	$2.900		$3.050		$3.200

Total cash distributed	$2.450		$2.450		$2.450

Cash Coverage Ratio (Distributable cash flow attributable to Partnership Operations / Total cash distributed)	1.18	x	1.24	x	1.31	x

(1) Includes proportionate share of maintenance capital expenditures of equity investments.
(2) Includes proportionate share of interest expense of equity investments.